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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                  Filed pursuant to Section 13, or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001


                        Commission file number 333-52599


                              The Holt Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                                    23-2932358
(State or other jurisdiction of                             (IRS Employer
Incorporation)                                              Identification No.)

101 South King Street, Gloucester City New Jersey           08030
(Address of principal executive offices)                    (Zip Code)

(856) 742-3000
(Registrant's telephone number, including area code)

Item 3. Bankruptcy or Receivership

On March 21, 2001, The Holt Group, Inc., a Delaware Corporation, and its wholly-owned subsidiaries: Holt Hauling and Warehousing System, Inc., Holt Cargo Systems, Inc., The Riverfront Development Corporation , Murphy Marine Services, Inc., Wilmington Stevedores, Inc., San Juan International Terminals, Inc., New-Port Stevedores, Inc., Borinquen Maintenance, Inc., NPR Holdings Corporation, NPR, Inc., NPR-Navieras Receivables, Inc., NPR S.A., Inc., Emerald Equipment Leasing, Inc., a combined affiliate; certain of its affiliates: CRT, Inc., Dockside International Fish Company Inc., Oregon Avenue Enterprises, Inc., 777 Pattison Avenue, Inc., Pattison Avenue Warehouse Corporation, Refrigerated Distribution Center, Inc., BH Sobelman & Company, Refrigerated Enterprises, Inc., Triple Seven Ice, Inc., Broadway Equipment Leasing Corp.; and Dockside Refrigerated Warehouse, Inc., a related party (collectively, the "Company") filed voluntary petitions under case numbers 01-0926 through 01-0950 (the "Petitions") for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").
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The Company has been working cooperatively with a steering committee representing two-thirds of the $140 million 9.75% Senior Notes due 2006 on the basis for equitizing the related debt. The Company has reached a general agreement regarding a restructuring of the Notes with the steering committee, and has taken today's actions in order to implement that general agreement. The Company and the steering committee are continuing to work to ensure the successful implementation of this restructuring plan so as to maximize the prospects of the Company for the benefit of all involved.

A copy of the press release dated March 21, 2001 relating to the filing of the Petitions with the Bankruptcy Court are attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated entirely herein by reference.

Contemporaneously with the filing of this Form 8-K, the Company is filing a Form 15 notifying the Commission that pursuant to Section 15(d) of the Exchange Act, the Company has not been obligated to make any filing with the Commission from at least January 1, 2001 (the beginning of the Company's, fiscal year which ended December 31, 2000) to the present.

This report may contain forward-looking statements which are made pursuant to the safe harbor provisions of the securities litigation reform act of 1995, which involve risks and uncertainties that may affect the Company's business and prospects. These include, among others, the Company's ability to maintain its customer and supplier relationships, implement its program of reorganization and retain key employees and general business and economic conditions. Actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Consequently, the forward-looking statements contained herein should not be regarded as representations by the Company or any other person that any projected outcomes can or will be achieved.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

99.1 Press release dated March 21, 2001
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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: March 21, 2001                         BY: /s/ Thomas J. Holt, Sr.
                                             -----------------------------
                                             Thomas J. Holt, Sr.
                                             Chief Executive Officer


DATE: March 21, 2001                         BY: /s/ William J. Streich
                                             -----------------------------
                                             William J. Streich
                                             Chief Financial Officer